SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2004

LUMINEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12212 Technology Boulevard, Austin, Texas		78727

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 219-8020

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 EARNINGS RELEASE

Item 12. Results of Operations and Financial Condition.

On February 4, 2004, Luminex Corporation issued a press release announcing its fourth quarter and year ended December 31, 2003 earnings results, the text of which is furnished as Exhibit 99.1.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION

Date: February 4, 2004	By:	/s/Harriss T. Currie Harriss T. Currie Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Earnings Press Release Issued by Luminex Corporation dated February 4, 2004.